Exhibit 4.6

ADDITIONAL AUTHORIZED REPRESENTATIVE JOINDER AGREEMENT, dated as of August 20, 2026 (this “Joinder Agreement”), among the Additional Authorized Representative (as defined below), Universal Health Services, Inc. (the “Borrower”), the other Grantors party hereto, and JPMorgan Chase Bank, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”), as collateral agent for the Secured Parties and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Amended and Restated Collateral Agreement, dated as of August 7, 2014, as supplemented by the Additional Authorized Representative Joinder Agreement dated June 3, 2016, the Additional Authorized Representative Joinder Agreement dated September 21, 2020, the Additional Authorized Representative Joinder Agreement dated August 24, 2021 and the Additional Authorized Representative Joinder Agreement dated September 26, 2024, by and among the Borrower, the other Grantors party thereto, the Authorized Representatives and Collateral Agent (as amended, restated, modified, and/or supplemented from time to time, the “Collateral Agreement”).

The Companies and the other Grantors propose to issue or incur “Additional Lien Obligations” designated by the Borrower as such in accordance with Section 9 of the Collateral Agreement in an officers’ certificate delivered concurrently herewith to the Collateral Agent and the Authorized Representatives (the “Additional Lien Obligations”).

Pursuant to the Indenture dated as of September 26, 2024 (the “Base Indenture”) among the Borrower, U.S. Bank Trust Company, National Association, as Trustee (the “2026 Trustee”), and the Collateral Agent, as supplemented by the First Supplemental Indenture dated as of September 26, 2024, the Second Supplemental Indenture dated as of April 22, 2026, and the Third Supplemental Indenture dated as of August 20, 2026 (together with the Base Indenture, the “Indenture”), the 2026 Trustee (the “Additional Authorized Representative”) will serve as trustee for the holders of the Additional Lien Obligations with respect to the Borrower’s 5.500% Senior Secured Notes due 2031 (the “2031 Senior Notes”) and 6.000% Senior Secured Notes due 2036 (together with the 2031 Senior Notes, the “New Senior Notes” with such holders constituting “Additional Lien Secured Parties”).

The Additional Authorized Representative wishes, in accordance with the provisions of the Collateral Agreement, to become a party to the Collateral Agreement and to acquire and undertake, for itself and on behalf of such Additional Lien Secured Parties, the rights and obligations of an “Additional Authorized Representative” and “Secured Parties” thereunder.

Accordingly, the Additional Authorized Representative (for itself and on behalf of its Additional Lien Secured Parties), the Borrower and the other Grantors agree as follows, for the benefit of the Collateral Agent, the existing Authorized Representatives and the existing Secured Parties:

SECTION 1.01. Accession to the Collateral Agreement. The Additional Authorized Representative hereby (a) accedes and becomes a party to the Collateral Agreement as an “Additional Authorized Representative,” (b) agrees, for itself and on behalf of its Additional Lien Secured Parties, to all the terms and provisions of the Collateral Agreement and (c) acknowledges and agrees that (i) the Additional Lien Obligations with respect to the Borrower’s New Senior Notes, and Liens on any Common Collateral securing the same shall be subject to the provisions of the Collateral Agreement and (ii) the Additional Authorized Representative and such Additional Lien Secured Parties shall have the rights and obligations specified under the Collateral Agreement with respect to an “Authorized Representative” or a “Secured Party,” and shall be subject to and bound by the provisions of the Collateral Agreement.

SECTION 1.02. Representations and Warranties of the Additional Authorized Representative. The Additional Authorized Representative represents and warrants to the Collateral Agent, the existing Authorized Representatives and the existing Secured Parties that (a) it has full power and authority to enter into this Joinder Agreement, in its capacity as the Additional Authorized Representative, (b) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (c) the Additional Lien Documents relating to the Additional Lien Obligations with respect to the Borrower’s New Senior Notes provide that, upon the Additional Authorized Representative’s execution and delivery of this Joinder Agreement, (i) such Additional Lien Obligations and liens on any Common Collateral securing the same shall be subject to the provisions of the Collateral Agreement and (ii) the Additional Authorized Representative and its Additional Lien Secured Parties shall have the rights and obligations specified therefor under, and shall be subject to and bound by the provisions of, the Collateral Agreement.

SECTION 1.03. Parties in Interest. This Joinder Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third-party beneficiaries of, this Agreement.

SECTION 1.04. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 1.05. Governing Law. This Joinder Agreement shall be construed in accordance with and governed by the law of the State of New York.

SECTION 1.06. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.2 of the Collateral Agreement. All communications and notices hereunder to the Additional Authorized Representative shall be given to it at the address set forth under its signature hereto, which information supplements Section 8.2 to the Collateral Agreement.

SECTION 1.07. Expenses. The Borrower and the other Grantors, jointly and severally, agree to reimburse the Collateral Agent and each of the Authorized Representatives for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent and any of the Authorized Representatives.

SECTION 1.08. 2026 Trustee. In acting under the Collateral Agreement, the 2026 Trustee shall be afforded all of the rights, duties, protections, indemnities, immunities and privileges afforded to the 2026 Trustee under the Indenture.

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IN WITNESS WHEREOF, the Additional Authorized Representative, the Collateral Agent, the Administrative Agent, the Borrower and the other Grantors have duly executed this Joinder Agreement to the Collateral Agreement as of the day and year first above written.

Additional Authorized Representative:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, AS 2026 TRUSTEE AND AUTHORIZED REPRESENTATIVE FOR THE HOLDERS OF THE NEW SENIOR NOTES

By:	/s/ Gregory P. Guim
Name:Gregory P. Guim
Title:Vice President

Address for notices:

U.S. Bank Trust Company, National Association 1735 Market Street, 43rd Floor Philadelphia, PA 19103 Attention of: Gregory P. Guim E-mail: gregory.guim@usbank.com Telephone: (215) 761-9315

[Signature Page for Additional Authorized Representative Joinder Agreement]

Acknowledged and Agreed:

JPMORGAN CHASE BANK, N.A., AS
COLLATERAL AGENT

By	/s/ Sebastian Leszczuk
Name:	Sebastian Leszczuk
Title:	Vice President

JPMORGAN CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT

By:	/s/ Sebastian Leszczuk
Name:	Sebastian Leszczuk
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

Grantors:

UNIVERSAL HEALTH SERVICES, INC.

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Executive Vice President, Chief Financial
Officer and Secretary

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF DELAWARE, INC.

By:	/s/ Steve Filton
Name: Steve Filton
Title: Executive Vice President and Chief
Financial Officer

[Signature Page for Additional Authorized Representative Joinder Agreement]

LANCASTER HOSPITAL CORPORATION MERION BUILDING MANAGEMENT, INC. NORTHWEST TEXAS HEALTHCARE SYSTEM, INC. UHS HOLDING COMPANY, INC. UHS OF CORNERSTONE, INC. UHS OF CORNERSTONE HOLDINGS, INC.	MCALLEN MEDICAL CENTER, INC. SPARKS FAMILY HOSPITAL, INC. UHS OF RIVER PARISHES, INC. UHS OF TEXOMA, INC. UNIVERSAL HEALTH SERVICES OF RANCHO SPRINGS, INC.
UHS OF D.C., INC.	By:	/s/ Steve Filton
UHS-CORONA, INC.	Name:	Steve Filton
UNIVERSAL HEALTH SERVICES OF PALMDALE, INC. VALLEY HOSPITAL MEDICAL CENTER, INC.	Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

ABS LINCS SC, INC.

ALLIANCE HEALTH CENTER, INC.

ALTERNATIVE BEHAVIORAL SERVICES, INC.

ASCEND HEALTH CORPORATION BENCHMARK BEHAVIORAL HEALTH

SYSTEM, INC.

BHC ALHAMBRA HOSPITAL, INC.

BHC BELMONT PINES HOSPITAL, INC.

BHC FAIRFAX HOSPITAL, INC.

BHC FOX RUN HOSPITAL, INC.

BHC FREMONT HOSPITAL, INC.

BHC HEALTH SERVICES OF NEVADA, INC.

BHC HERITAGE OAKS HOSPITAL, INC.

BHC HOLDINGS, INC.

BHC INTERMOUNTAIN HOSPITAL, INC.

BHC MONTEVISTA HOSPITAL, INC.

BHC SIERRA VISTA HOSPITAL, INC.

BHC STREAMWOOD HOSPITAL, INC.

BRENTWOOD ACQUISITION, INC.

BRENTWOOD ACQUISITION - SHREVEPORT, INC.

BRYNN MARR HOSPITAL, INC.

CALVARY CENTER, INC.

CANYON RIDGE HOSPITAL, INC.

CCS/LANSING, INC.

CEDAR SPRINGS HOSPITAL, INC.

CHILDREN’S COMPREHENSIVE SERVICES, INC.

DEL AMO HOSPITAL, INC.

FIRST HOSPITAL CORPORATION OF VIRGINIA BEACH

FORT LAUDERDALE HOSPITAL, INC.

FRN, INC.

FRONTLINE BEHAVIORAL HEALTH, INC.

GREAT PLAINS HOSPITAL, INC.

GULF COAST TREATMENT CENTER, INC.

H. C. CORPORATION

HARBOR POINT BEHAVIORAL HEALTH

CENTER, INC.

HAVENWYCK HOSPITAL INC.

HHC AUGUSTA, INC.

HHC DELAWARE, INC.

HHC INDIANA, INC.

HHC OHIO, INC.

HSA HILL CREST CORPORATION

KIDS BEHAVIORAL HEALTH OF UTAH, INC.

LAUREL OAKS BEHAVIORAL HEALTH CENTER, INC.

MERIDELL ACHIEVEMENT CENTER, INC.

MICHIGAN PSYCHIATRIC SERVICES, INC.

NORTH SPRING BEHAVIORAL HEALTHCARE, INC.

OAK PLAINS ACADEMY OF TENNESSEE, INC.

PARK HEALTHCARE COMPANY

PENNSYLVANIA CLINICAL SCHOOLS, INC.

PREMIER BEHAVIORAL SOLUTIONS, INC.

PREMIER BEHAVIORAL SOLUTIONS OF FLORIDA, INC.

PSYCHIATRIC SOLUTIONS, INC.

PSYCHIATRIC SOLUTIONS OF VIRGINIA, INC.

RAMSAY YOUTH SERVICES OF GEORGIA, INC.

RIVER OAKS, INC.

RIVEREDGE HOSPITAL HOLDINGS, INC.

SOUTHEASTERN HOSPITAL

CORPORATION

SPRINGFIELD HOSPITAL, INC.

STONINGTON BEHAVIORAL HEALTH, INC.

SUMMIT OAKS HOSPITAL, INC.

TEMECULA VALLEY HOSPITAL, INC.

TEMPLE BEHAVIORAL HEALTHCARE HOSPITAL, INC.

TEXAS HOSPITAL HOLDINGS, INC.

THE ARBOUR, INC.

TWO RIVERS PSYCHIATRIC HOSPITAL, INC.

UHS CHILDREN SERVICES, INC.

UHS OF DENVER, INC.

UHS OF FAIRMOUNT, INC.

UHS OF FULLER, INC.

UHS OF GEORGIA, INC.

[Signature Page for Additional Authorized Representative Joinder Agreement]

HHC RIVER PARK, INC.

HHC SOUTH CAROLINA, INC.

HHC ST. SIMONS, INC.

HORIZON HEALTH AUSTIN, INC.

HORIZON HEALTH CORPORATION

UHS OF TIMPANOGOS, INC.

UHS OF WESTWOOD PEMBROKE, INC.

UHS OF WYOMING, INC.

UHS SAHARA, INC.

UNITED HEALTHCARE OF HARDIN, INC.

WINDMOOR HEALTHCARE INC.

UHS OF GEORGIA HOLDINGS, INC.

UHS OF HAMPTON, INC.

UHS OF HARTGROVE, INC

UHS OF PARKWOOD, INC.

UHS OF PENNSYLVANIA, INC.

UHS OF PROVO CANYON, INC.

UHS OF PUERTO RICO, INC.

UHS OF SPRING MOUNTAIN, INC.

UHS OF TIMBERLAWN, INC.

FOREST VIEW PSYCHIATRIC HOSPITAL, INC.

WINDMOOR HEALTHCARE OF PINELLAS PARK, INC.	By:	/s/ Steve Filton
WISCONSIN AVENUE PSYCHIATRIC CENTER, INC.	Name:	Steve Filton
UHS OF MADERA, INC.	Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

AIKEN REGIONAL MEDICAL CENTERS, LLC
LA AMISTAD RESIDENTIAL TREATMENT CENTER, LLC
PALM POINT BEHAVIORAL HEALTH, LLC
TENNESSEE CLINICAL SCHOOLS, LLC
THE BRIDGEWAY, LLC
TURNING POINT CARE CENTER, LLC
UHS OF BENTON, LLC
UHS OF BOWLING GREEN, LLC
UHS OF GREENVILLE, LLC
UHS OF LAKESIDE, LLC
UHS OF PHOENIX, LLC
UHS OF RIDGE, LLC
UHS OF ROCKFORD, LLC
UHS OF TUCSON, LLC
UHS SUB III, LLC
UHSD, L.L.C.
WELLINGTON REGIONAL MEDICAL CENTER, LLC

By: Universal Health Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Executive Vice President, Secretary and Chief Financial Officer

[Signature Page for Additional Authorized Representative Joinder Agreement]

FORT DUNCAN MEDICAL CENTER, L.P.

By: Fort Duncan Medical Center, Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

FRONTLINE HOSPITAL, LLC
FRONTLINE RESIDENTIAL TREATMENT CENTER, LLC

By: Frontline Behavioral Health, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

KEYS GROUP HOLDINGS LLC

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

KEYSTONE/CCS PARTNERS LLC

By: Children’s Comprehensive Services, Inc.
Its Minority Member

By: KEYS Group Holdings LLC
Its Managing Member and sole member of the minority member

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

KEYSTONE CONTINUUM, LLC
KEYSTONE NPS LLC
KEYSTONE RICHLAND CENTER LLC

By: Keystone/CCS Partners LLC
Its sole member

By: Children’s Comprehensive Services, Inc.
Its minority member

By: KEYS Group Holdings LLC
Its managing member and sole member of the minority member

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

KEYSTONE EDUCATION AND YOUTH SERVICES, LLC

By: KEYS Group Holdings LLC
Its sole member

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

KEYSTONE MARION, LLC
KEYSTONE MEMPHIS, LLC
KEYSTONE NEWPORT NEWS, LLC
KEYSTONE WSNC, L.L.C.

By: Keystone Education and Youth Services, LLC Its sole member

By: KEYS Group Holdings LLC
Its sole member

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

MANATEE MEMORIAL HOSPITAL, L.P.

By: Wellington Regional Medical Center, LLC
Its general partner

By: Universal Health Services, Inc.,
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Executive Vice President, Secretary and Chief Financial Officer

[Signature Page for Additional Authorized Representative Joinder Agreement]

MCALLEN HOSPITALS, L.P.

By: McAllen Medical Center, Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

PENDLETON METHODIST HOSPITAL, L.L.C.

By: UHS of River Parishes, Inc.
Its managing member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

GULPH MILLS ASSOCIATES, LLC
TBD ACQUISITION II, LLC
UHS KENTUCKY HOLDINGS, L.L.C.
UHS OF LANCASTER, LLC
UHS OF NEW ORLEANS, LLC
UHS OF OKLAHOMA, LLC
UHSL, L.L.C.
AZ HOLDING 4, LLC
UHS MIDWEST BEHAVIORAL HEALTH, LLC
RIVERSIDE MEDICAL CLINIC PATIENT SERVICES, L.L.C.
PASTEUR HEALTHCARE PROPERTIES, LLC
UHS CAPITOL ACQUISITION, LLC

By: UHS of Delaware, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Executive Vice President and Chief Financial Officer

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF ANCHOR, L.P.
UHS OF LAUREL HEIGHTS, L.P.
UHS OF PEACHFORD, L.P.

By: UHS of Georgia, Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF CENTENNIAL PEAKS, L.L.C.

By: UHS of Denver, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF DOVER, L.L.C.

By: UHS of Rockford, LLC
Its sole member

By: Universal Health Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Executive Vice President, Secretary and Chief Financial Officer

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF DOYLESTOWN, L.L.C.

By: UHS of Pennsylvania, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF SALT LAKE CITY, L.L.C.

By: UHS of Provo Canyon, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF SAVANNAH, L.L.C.

By: UHS of Georgia Holdings, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OKLAHOMA CITY LLC
UHS OF SPRINGWOODS, L.L.C.

By: UHS of New Orleans, LLC
Its sole member

By: UHS of Delaware, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Executive Vice President and Chief Financial Officer

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF SUMMITRIDGE, L.L.C.

By: UHS of Peachford, L.P.
Its sole member

By: UHS of Georgia, Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

PSYCHIATRIC SOLUTIONS HOSPITALS, LLC

By: Psychiatric Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

DIAMOND GROVE CENTER, LLC
KMI ACQUISITION, LLC
LIBERTY POINT BEHAVIORAL HEALTHCARE, LLC
PSJ ACQUISITION, LLC
SHADOW MOUNTAIN BEHAVIORAL HEALTH SYSTEM, LLC
SUNSTONE BEHAVIORAL HEALTH, LLC
TBD ACQUISITION, LLC

By: Psychiatric Solutions Hospitals, LLC
Its Sole Member

By: Psychiatric Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

ATLANTIC SHORES HOSPITAL, LLC
EMERALD COAST BEHAVIORAL HOSPITAL, LLC
OCALA BEHAVIORAL HEALTH, LLC
PALMETTO BEHAVIORAL HEALTH HOLDINGS, LLC
RAMSAY MANAGED CARE, LLC
SAMSON PROPERTIES, LLC
TBJ BEHAVIORAL CENTER, LLC
THREE RIVERS HEALTHCARE GROUP, LLC
WEKIVA SPRINGS CENTER, LLC
ZEUS ENDEAVORS, LLC

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

PALMETTO BEHAVIORAL HEALTH SYSTEM, L.L.C.

By: Palmetto Behavioral Health Holdings, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

PALMETTO LOWCOUNTRY BEHAVIORAL HEALTH, L.L.C.

By: Palmetto Behavioral Health System, L.L.C.
Its Sole Member

By: Palmetto Behavioral Health Holdings, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

SP BEHAVIORAL, LLC
UNIVERSITY BEHAVIORAL, LLC

By: Ramsay Managed Care, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

THREE RIVERS BEHAVIORAL HEALTH, LLC

By: Three Rivers Healthcare Group, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

THE NATIONAL DEAF ACADEMY, LLC

By: Zeus Endeavors, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

WILLOW SPRINGS, LLC By: BHC Health Services of Nevada, Inc. Its Sole Member

By:	/s/ Steve Filton
Name: Title:	Steve Hilton Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

BEHAVIORAL HEALTHCARE LLC By: BHC Holdings, Inc. Its Sole Member

By:	/s/ Steve Filton
Name: Title:	Steve Filton Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

BHC PINNACLE POINTE HOSPITAL, LLC
BHC PROPERTIES, LLC
COLUMBUS HOSPITAL PARTNERS, LLC
HOLLY HILL HOSPITAL, LLC
LEBANON HOSPITAL PARTNERS, LLC NORTHERN INDIANA PARTNERS, LLC ROLLING HILLS HOSPITAL, LLC
VALLE VISTA HOSPITAL PARTNERS, LLC

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

BHC MESILLA VALLEY HOSPITAL, LLC
BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC
CUMBERLAND HOSPITAL PARTNERS, LLC

By: BHC Properties, LLC
Its Sole Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

CUMBERLAND HOSPITAL, LLC

By: Cumberland Hospital Partners, LLC
Its Managing Member

By: BHC Properties, LLC
Its Minority Member and Sole Member of the
Managing Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

VALLE VISTA, LLC

By: BHC of Indiana, General Partnership
Its Sole Member

By: Columbus Hospital Partners, LLC
Its General Partner

By: Lebanon Hospital Partners, LLC
Its General Partner

By: Northern Indiana Partners, LLC Its General Partner

By: Valle Vista Hospital Partners, LLC
Its General Partner

By: Behavioral Healthcare LLC
The Sole Member of each of the above General Partners

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

WELLSTONE REGIONAL HOSPITAL
ACQUISITION, LLC

By: Wellstone Holdings, Inc.
Its Minority Member

By: Behavioral Healthcare LLC
Its Managing Member and Sole Member of the
Minority Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

BEHAVIORAL HEALTHCARE, LLC

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

HORIZON HEALTH HOSPITAL SERVICES, LLC
HORIZON MENTAL HEALTH MANAGEMENT, LLC

By: Horizon Health Corporation
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

HHC PENNSYLVANIA, LLC
HHC POPLAR SPRINGS, LLC
KINGWOOD PINES HOSPITAL, LLC
SCHICK SHADEL OF FLORIDA, LLC
TOLEDO HOLDING CO., LLC

By: Horizon Health Hospital Services, LLC
Its Sole Member

By: Horizon Health Corporation
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

HICKORY TRAIL HOSPITAL, L.P.
MILLWOOD HOSPITAL, L.P.
NEURO INSTITUTE OF AUSTIN, L.P.
TEXAS CYPRESS CREEK HOSPITAL, L.P.
TEXAS LAUREL RIDGE HOSPITAL, L.P.
TEXAS OAKS PSYCHIATRIC HOSPITAL, L.P.
TEXAS SAN MARCOS TREATMENT CENTER, L.P.
TEXAS WEST OAKS HOSPITAL, L.P.

By: Texas Hospital Holdings, LLC
Its General Partner

By: Psychiatric Solutions Hospitals, LLC
Its Sole Member

By: Psychiatric Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

SHC-KPH, LP

By: HHC Kingwood Investment, LLC
Its General Partner

By: Horizon Health Hospital Services, LLC
Sole member of the General Partner

By: Horizon Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Hilton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

H.C. PARTNERSHIP

By: H.C. Corporation
Its General Partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

By: HSA Hill Crest Corporation
Its General Partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

BHC OF INDIANA, GENERAL PARTNERSHIP

By: Columbus Hospital Partners, LLC
Its General Partner

By: Lebanon Hospital Partners, LLC
Its General Partner

By: Northern Indiana Partners, LLC
Its General Partner

By: Valle Vista Hospital Partners, LLC
Its General Partner

By: BHC Healthcare, LLC
The Sole Member of each of the above General Partners

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

INDEPENDENCE PHYSICIAN MANAGEMENT, LLC

By: UHS of Fairmount, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

BEHAVIORAL HEALTH MANAGEMENT, LLC
BEHAVIORAL HEALTH REALTY, LLC
CAT REALTY, LLC
CAT SEATTLE, LLC
MAYHILL BEHAVIORAL HEALTH, LLC
PSYCHIATRIC REALTY, LLC
RR RECOVERY, LLC
SALT LAKE BEHAVIORAL HEALTH, LLC
SALT LAKE PSYCHIATRIC REALTY, LLC
UBH OF OREGON, LLC
UBH OF PHOENIX, LLC
UBH OF PHOENIX REALTY, LLC
UNIVERSITY BEHAVIORAL HEALTH OF EL PASO, LLC

By: Ascend Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

GARFIELD PARK HOSPITAL, LLC

By: UHS of Hartgrove, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

ABS LINCS KY, LLC
HUGHES CENTER, LLC

By: Alternative Behavioral Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

VALLEY HEALTH SYSTEM LLC

By: Valley Hospital Medical Center, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHP LP

By: Island 77 LLC
Its general partner

By: Ascend Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

BEACH 77 LP

By: 2026 W. University Properties, LLC
Its general partner

By: Ascend Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

CORAL SHORES BEHAVIORAL HEALTH, LLC

By: Children’s Comprehensive Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

DVH HOSPITAL ALLIANCE LLC

By: UHS Holding Company, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

DHP 2131 K ST, LLC

By: District Hospital Partners, L.P.
Its sole member

By: UHS of D.C., Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS FUNDING, LLC

By: UHS of Delaware, Inc.
Its majority member

By:	/s/ Steve Filton
Name: Steve Filton
Title: Executive Vice President and Chief Financial Officer

By: Universal Health Services, Inc.
Its minority member

By:	/s/ Steve Filton
Name: Steve Filton
Title: Executive Vice President, Chief Financial Officer and Secretary

[Signature Page for Additional Authorized Representative Joinder Agreement]

MILWAUKEE BEHAVIORAL HEALTH, LLC

By: UHS of Delaware, Inc.
Its minority member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Executive Vice President and Chief Financial Officer

By: UHS Funding, LLC
Its majority member

By: UHS of Delaware, Inc.
Its majority member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Executive Vice President and Chief Financial Officer

[Signature Page for Additional Authorized Representative Joinder Agreement]

FANNIN MANAGEMENT SERVICES, LLC

By: UHS of Texoma, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

RIDGE OUTPATIENT COUNSELING, L.L.C.

By: UHS of Ridge, LLC
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

BLOOMINGTON MEADOWS, GENERAL PARTNERSHIP

By: BHC of Indiana, General Partnership, its General Partner

By: Columbus Hospital Partners, LLC, its General Partner
By: Lebanon Hospital Partners, LLC, its General Partner
By: Northern Indiana Partners, LLC, its General Partner
By: Valle Vista Hospital Partners, LLC, its General Partner

By: BHC Healthcare, LLC, the Sole Member of each of the above General Partners

By: BHC Holdings, Inc. its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

By: Indiana Psychiatric Institutes, LLC, its General Partner

By: BHC Healthcare, LLC, its Sole Member

By: BHC Holdings, Inc. its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

DISTRICT HOSPITAL PARTNERS, L.P.

By: UHS of D.C., Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF KANSAS CITY, LLC

By: Great Plains Hospital, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS EAST END SUB, LLC

By: UHS East End Corporation
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS EAST END CORPORATION

By:	/s/ Steve Filton
Name: Steve Filton
Title: Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]